Exhibit 99.3

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St. Jude Medical to Acquire

Advanced Neuromodulation

Systems

Establishing a Complementary

Platform for Growth

Webcast Presentation

October 17, 2005

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Forward Looking Statement and Additional Information

Any statements made regarding the proposed transaction between St. Jude Medical, Inc. and Advanced Neuromodulation Systems, Inc., the expected timetable for completing the transaction, successful integration of the business, benefits of the transaction, potential clinical success, regulatory approvals, anticipated future product launches, revenues, earnings, expected repayment of debt, market shares, market growth, market segment growth, new indications, and any other statements regarding St. Jude Medical’s or ANS’s future expectations, beliefs, goals or prospects are forward-looking statements which are subject to risks and uncertainties, such as those described under or incorporated by reference in Item 8.01 of St. Jude Medical’s Current Report on Form 8-K filed on October 17, 2005, and in Item 8.01 of ANS’ Current Report on Form 8-K filed on October 17, 2005, and in the Outlook and Uncertainties section in ANS’s Quarterly Report on Form 10- Q for the quarter ended June 30, 2005 (see page 25) and ANS’s Annual Report on Form 10-K for the year ended December 31, 2004 (see page 26). Actual results may differ materially from anticipated results.

This announcement is neither an offer to purchase nor a solicitation of an offer to sell shares of ANS. St. Jude Medical will be filing a tender offer statement with the Securities and Exchange Commission (SEC) and ANS will be filing a solicitation/recommendation statement with respect to the offer. ANS shareholders are advised to read the tender offer statement regarding the acquisition of ANS referenced in this news release, and the related solicitation/recommendation statement, when those statements are made available to them. The tender offer statement and the solicitation/recommendation statement will contain important information that should be read carefully before any decision is made with respect the offer. These documents will be made available to all shareholders of ANS at no expense to them. These documents will also be available at no charge on the SEC’s web site at www.sec.gov. Shareholders may also obtain copies of these documents without charge by requesting them from ANS, Inc. in writing at 6901 Preston Road, Plano, Texas 75024, or by phone at (972) 309-8000.

Transaction Highlights

Dan Starks

Chairman, President & Chief Executive Officer

A Compelling Opportunity

•                  Complementary growth platform

•             Natural expansion of St. Jude Medical implantable microelectronics technology

•                  Diversifies St. Jude Medical’s long-term growth drivers

•             Immediate scale in $1 billion plus neuromodulation marketplace

•                  Upside opportunities in large, underpenetrated markets

•             Extensive potential pipeline for multiple, high growth indications

•             Opportunity to further expand ANS international sales presence

•                  Significant financial benefits

•             Revenue and earnings growth

•             High margin products

•                  Experienced management team

Spinal Cord Stimulation Market*

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*Source: Bear Stearns 2005 spinal cord stimulation market share estimates (7/29/05)

Consistent With Our Focus On Value Creation

Financial Highlights

John Heinmiller

Executive Vice President & Chief Financial Officer

Key Transaction Terms

Purchase Price	$1.3 billion

Consideration	$61.25 in cash per ANS share

Estimated Closing	Expected to close by end of year

Financial Benefits

Revenue Growth	Adds at least 5 percentage points of growth to St. Jude Medical in 2006

Earnings Growth	Accretive to EPS in 2007 Neutral to consensus earnings expectations in 2006

Margin Expansion	Positive effect on gross margins

Affirm Our Goal of Growing EPS By a Minimum of 15%

Prudent Financing

•      $500 million cash on hand

•      $1 billion available under existing bank credit facilities

Expect to Pay Off Transaction Debt by Mid – 2007

ANS Overview

Chris Chavez

ANS President & Chief Executive Officer

Large, Underpenetrated and Underdeveloped Markets

•      $1 billion plus market today

•      Spinal cord stimulation is largest current market

•      Growing 20+% annually. Drivers include:

•      Technology advancements - size of device, longevity of power source, enhanced programmability

•      Market awareness and acceptability

•      Growing patient population

•      Recent regulatory approvals for new trials and indications

•      Few competitors, high barriers to entry

•      Developing market for additional indications

Less Than 2% of Potential Market Is Currently Treated

ANS Broad Current Product Portfolio

Spinal Cord Stimulation (SCS)

•      Implantable devices that resemble cardiac devices in appearance and function

•      Currently marketed and approved for chronic pain

•      Interfere with the transmission of pain signals to the brain

•      Current products:

•      Rechargeable implantable pulse generators (IPGS)

•      Conventional battery powered IPGS

•      Radio frequency stimulators

•      Leads systems and device programmers

•      OEM business – added product development capabilities

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Most Comprehensive Array of Components and Systems

Powerful New Products in 2005

Axxess®	Tripole 8™	C-Series™	Placer™

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GenesisRC™	Eon™	MTS™	Rapid Programmer®

Strong Financial Performance

(ANS revenues in $ millions)

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Extensive Potential Pipeline for New Indications

Potential Indications & Estimated Populations

Conditions	Estimated U.S. Prevalence	Potential Neuromodulation Candidates
Chronic Pain (Neuropathic/Back)	5.0 million	375,000
Essential Tremor	5.0 million	25,000
Parkinson’s Disease	1.9 million	100,000
Chronic Headache/Migraines	28.0 million	2.2 million
Angina	4.0 million	25,000
Pelvic Pain	1.7 million	100,000
Treatment Resistant Depression	20.0 million	4.4 million
Head Trauma	5.3 million	100,000
Tinnitus	12.0 million	2.0 million
Anxiety/Obsessive Compulsive Disorder	3.3 million	1.1 million
Severe Obesity	9.0 million	100,000

Source: Banc of America Securities LLC research report (7/21/05)

Combined Profile

Dan Starks

Chairman, President & Chief Executive Officer

Continue to Diversify St. Jude Medical Growth Drivers

St. Jude Medical Today	St. Jude Medical and ANS

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* Revenue Mix	* Revenue Mix

Business Structure

•                  ANS will operate as a new division of St. Jude Medical

•                  Chris Chavez to be division President

•                  ANS management team is expected to remain with St. Jude Medical

•                  Headquarters to remain in Plano, Texas

•                  Continue to operate dedicated sales force

•                  Leverage St. Jude Medical resources and expand international presence

Clear Roadmap to Completion

•                  Tender offer to commence by October 25, 2005

•                  Customary regulatory approvals

•                  Expected to close by the end of year

Solid Cultural Fit and Commitment to Customers
Support Seamless Transition

A Compelling Opportunity

•                  Complementary growth platform

•             Natural expansion of St. Jude Medical implantable microelectronics technology

•                  Diversifies St. Jude Medical’s long-term growth drivers

•             Immediate scale in $1 billion plus neuromodulation marketplace

•                  Upside opportunities in large, underpenetrated markets

•             Extensive potential pipeline for multiple, high growth indications

•             Opportunity to further expand ANS international sales presence

•                  Significant financial benefits

•             Revenue and earnings growth

•             High margin products

•                  Experienced management team

Spinal Cord Stimulation Market*

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*Source:           Bear Stearns 2005 spinal cord stimulation market share estimates (7/29/05)

Consistent With Our Focus On Value Creation

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